Prospectus Supplement

May 1, 2008

Morgan Stanley Institutional Fund Trust

Supplement dated May 1, 2008 to the Prospectus dated January 31, 2008 of:

Limited Duration Portfolio

The first and second paragraphs of the section of the Prospectus entitled “Fund Management – Portfolio Management – Limited Duration Portfolio” are hereby deleted and replaced with the following:

The Portfolio’s assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Scott Richard, a Managing Director of the Adviser, Jaidip Singh, an Executive Director of the Adviser, and Joseph Mehlman, a Vice President of the Adviser.

Mr. Richard has been associated with the Adviser in an investment management capacity since February 1992 and began managing the Portfolio in May 2008. Mr. Singh has been associated with the Adviser in an investment management capacity since April 1996 and began managing the Portfolio in May 2008. Mr. Mehlman has been associated with the Adviser in an investment management capacity since June 2002 and began managing the Portfolio in May 2008.

Mr. Richard is the lead manager of the Portfolio. All team members are responsible for the execution of the overall strategy of the Portfolio.

Please retain this supplement for future reference.

IFTFISPT

Statement of Additional Information Supplement

May 1, 2008

Morgan Stanley Institutional Fund Trust

Supplement dated May 1, 2008 to the Statement of Additional Information dated January 31, 2008

With respect to the Limited Duration Portfolio the first and second paragraphs of the section of the Statement of Additional Information entitled “Management of the Fund — Investment Adviser — Portfolio Managers — Portfolio Manager Compensation Structure” are hereby deleted and replaced with the following:

Other Accounts Managed by the Portfolio Managers. As of February 29, 2008: Scott Richard managed seven registered investment companies with a total of approximately $8.1 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $155,700 in assets; and one other account (which include separate accounts managed under certain “wrap fee programs”) with a total of approximately $396,600 in assets. Jaidip Singh managed six registered investment companies with a total of approximately $4.0 billion in assets; no pooled investment vehicles other than registered investment companies; and 10 other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of approximately $10 billion in assets. Of these other accounts, four accounts with a total of approximately $1.3 billion in assets had performance based fees. Joseph Mehlman managed five registered investment companies with a total of approximately $1.6 billion in assets; no pooled investment vehicles other than registered investment companies and no other accounts.

Securities Ownership of Portfolio Managers. As of February 29, 2008, the dollar range of securities beneficially owned by each of Scott Richard, Jaidip Singh and Joseph Mehlman in the Portfolio was $0, $1-$10,000 and $1-$10,000, respectively.

Please retain this supplement for future reference.